                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 18, 2004

                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                      0-21324                   06-1344888
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(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: 203-425-8000
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

          On August 18, 2004, NYFIX, Inc. (the "Company") announced that Fulcrum
Global Partners LLC had signed a contract for the NYFIX Platinum(TM)  listed and
OTC  trading  platform.  The text of a press  release  issued by the  Company is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

(c)     Exhibits

        Exhibit No.          Exhibits
        -----------          --------

        99.1                 Press release of NYFIX, Inc. dated August 18, 2004.

                                    SIGNATURE

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NYFIX, INC.

                                   By: /s/ Brian Bellardo
                                       -----------------------------------------
                                       Brian Bellardo
                                       Secretary

August 19, 2004